UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 31, 2006
LIBERTY GLOBAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51360 (Commission File Number)	20-2197030 (IRS Employer Identification #)
12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)
(303) 220-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 31, 2006, the compensation committee of our board of directors determined to amend and restate the Liberty Global, Inc. 2005 Incentive Plan (As Amended and Restated March 8, 2006) (the Incentive Plan) to amend the definition of an “Exempt Person” to substitute (i) the Chairman of the Board, President and directors of Liberty Global, Inc. (LGI) as of June 15, 2005 (the Merger Date) for (ii) the Chairman of the Board, President and directors of Liberty Media International, Inc. (LMI) as of the date (the Spin Off Date) of its spin off from Liberty Media LLC (f/k/a Liberty Media Corporation) in 2004, and to make certain conforming changes. The Merger Date is the date on which LMI, which is the predecessor reporting person of LGI, and UnitedGlobalCom, Inc. (UGC) completed a business combination transaction pursuant to which LGI became the parent company of LMI and UGC. The definition of Exempt Person is relevant to the determination of when an acceleration event has occurred under the Incentive Plan. Our compensation committee determined that it was inappropriate for an acceleration event to be determined based on the composition of the predecessor reporting person’s board and conformed the Incentive Plan accordingly.
     On November 1, 2006, our board of directors determined to amend and restate the Liberty Global, Inc. 2005 Nonemployee Director Incentive Plan (As Amended and Restated March 8, 2006) (the Director Plan) to amend the definition of an “Exempt Person” to substitute (i) the Chairman of the Board, President and directors of LGI as of the Merger Date for (ii) the Chairman of the Board, President and directors of LMI as of the Spin Off Date, and to make certain conforming changes. Similar to the Incentive Plan, the definition of Exempt Person is relevant to the determination of when an acceleration event has occurred under the Director Plan. Our board of directors determined that it was inappropriate for an acceleration event to be determined based on the composition of the predecessor reporting person’s board and conformed the Director Plan accordingly.
     Copies of the Liberty Global, Inc. 2005 Incentive Plan (As Amended and Restated Effective October 31, 2006) and the Liberty Global, Inc. 2005 Nonemployee Director Incentive Plan (As Amended and Restated Effective November 1, 2006) are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference. The foregoing descriptions of these plans are qualified in their entirety by reference to the full text thereof set forth in Exhibits 99.1 and 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Liberty Global, Inc. 2005 Incentive Plan (As Amended and Restated Effective October 31, 2006)

99.2	Liberty Global, Inc. 2005 Nonemployee Director Incentive Plan (As Amended and Restated Effective November 1, 2006)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIBERTY GLOBAL, INC.
Date: November 6, 2006	By:	/s/ Elizabeth M. Markowski
		Name:	Elizabeth M. Markowski
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Liberty Global, Inc. 2005 Incentive Plan (As Amended and Restated Effective October 31, 2006)

99.2	Liberty Global, Inc. 2005 Nonemployee Director Incentive Plan (As Amended and Restated Effective November 1, 2006)